EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of AMS Homecare Inc., a Foreign corporation (the “Company”), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 20-F for the period ended February 28, 2007 (the “Form 20-F”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date October 17, 2007	By:	/s/ Rani Gill
Name Rani Gill
Chief Financial Officer